UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2008

VANTAGE ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33496	51-0599779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Blvd., Suite 610 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 404-4700

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, VANTAGE ENERGY SERVICES, INC. (“VANTAGE” OR THE “REGISTRANT”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE REGISTRANT’S SECURITIES, REGARDING ITS ACQUISITION OF FOUR BAKER MARINE PACIFIC CLASS 375 ULTRA-PREMIUM JACKUP DRILLING RIGS (THE “RIGS”), ONE ULTRA-DEEPWATER DRILLSHIP AND AN OPTION TO ACQUIRE ANOTHER ULTRA DEEPWATER DRILLSHIP (THE “ACQUISITION”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

THE REGISTRANT AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE REGISTRANT’S STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND RELATED MATTERS. STOCKHOLDERS OF THE REGISTRANT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRANT’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE REGISTRANT’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE REGISTRANT’S FINAL PROSPECTUS, DATED MAY 24, 2007 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE REGISTRANT’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF THE REGISTRANT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE REGISTRANT AT: 777 POST OAK BLVD., SUITE 610, HOUSTON, TEXAS 77056. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF THE REGISTRANT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE PRO FORMA FINANCIAL INFORMATION AND DATA CONTAINED HEREIN FOR THE RIGS AND DRILLSHIPS TO BE ACQUIRED IS UNAUDITED AND DOES NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN THE REGISTRANT’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION AND RELATED MATTERS.

Item 8.01 Other Events

Vantage Energy Services, Inc. (“Vantage” or the “Registrant”) today announced that it will conduct an investor call at 10:00 AM ET on Wednesday, April 2, 2008 to discuss the latest drillship transactions and to provide updates on Vantage’s latest developments. To access the conference call, U.S. callers may dial toll free (866) 261-3330 and international callers may dial (703) 639-1224.  Callers should reference the conference name “Vantage Investor Conference Call” prior to the start time. A replay of the conference call will be available for 48 hours following the call and can be accessed by dialing (888) 266-2081 for U.S. callers and (703) 925-2533 for international callers.  The access code for the replay is 707195.  A copy of the Vantage press release has been attached hereto as Exhibit 99.1.

Vantage previously announced that it has signed a definitive share purchase agreement, as amended, pursuant to which it will become a party to an acquisition and concurrent merger (the “Acquisition”).  Pursuant to the Acquisition, both Vantage and OGIL, a Cayman Islands exempted company, will become wholly owned subsidiaries of Vantage Drilling Company, a newly incorporated Cayman Islands exempted company (“Vantage Drilling”).  OGIL currently owns the contracts for the construction and delivery of four Baker Marine Pacific Class 375 ultra-premium jackups, the contract to acquire the Platinum Explorer and the option on the Titanium Explorer.  The jack-up rigs are currently under construction in Singapore and both the Platinum Explorer and the Titanium Explorer are currently under construction in Korea.

As part of the Acquisition, (i) Vantage will exchange, on a one-for-one basis, its units, shares of common stock and warrants for newly issued units, ordinary shares and warrants of Vantage Drilling with the same terms and conditions and (ii) the ordinary shares of OGIL will be transferred to Vantage Drilling in exchange for total consideration of $331.0 million, subject to closing adjustments.  The $331.0 million will consist of 33,333,333 Vantage Drilling units valued at $275.0 million and a $56.0 million promissory note issued by Vantage Drilling which will be repaid upon closing.  Each unit of Vantage Drilling will consist of one ordinary share and 0.75 warrants to purchase an ordinary share for $6.00 per share (such warrants are exercisable into an aggregate of 25.0 million ordinary shares of Vantage Drilling).  The proposed Acquisition is, among other customary closing conditions, subject to a stockholder vote by the stockholders of Vantage.

Vantage Energy Services, Inc.

Vantage Energy Services, Inc. is organized under the laws of the State of Delaware as of September 8, 2006. We were formed to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar business combination, one or more businesses in the oilfield services industry.

Offshore Group Investment Limited

Offshore Group Investment Limited is a Cayman Islands exempted company which owns the contracts for the construction and delivery of four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs, a contract to acquire the Platinum Explorer and an option to purchase the Titanium Explorer. OGIL is wholly owned by F3 Capital, an affiliate of TMT Global, a Cayman

Islands exempted company (“TMT”). TMT is a global shipping company with its management headquarters located in Taiwan. TMT has approximately 50 years of experience in the shipping industry. TMT owns and/or operates or invests in vessels in several shipping sectors, including crude oil tankers, drybulk carriers and liquefied natural gas, or LNG, carriers.

Vantage Drilling Company

Vantage Drilling Company is a Cayman Islands exempted company recently incorporated for the purpose of acquiring Vantage and OGIL. Vantage Drilling intends to contract and operate the four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs, both of the ultra- deepwater drillships as well as to construct or acquire additional drilling assets.  Vantage Drilling has been marketing the four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs, the Platinum Explorer and the Titanium Explorer pursuant to a services agreement with OGIL since January 2007.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Vantage, OGIL and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Vantage’s and OGIL’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Vantage’s stockholders to approve the share purchase agreement and the transactions contemplated thereby; the successful completion of debt financing; the number and percentage of Vantage’s stockholders voting against the Acquisition; changing interpretations of generally accepted accounting principles; relocation of Vantage’s home jurisdiction; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which OGIL is engaged; demand for the products and services that OGIL provides; construction delays and cost overruns; cyclical business and lack of diversification; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Vantage’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither Vantage nor OGIL assumes any obligation to update the information contained in this Form 8-K.

Additional Information and Where to Find It

In connection with the proposed Acquisition and required stockholder approval, Vantage will file with the Securities and Exchange Commission a proxy statement which will be mailed to the stockholders of Vantage. Vantage’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the Acquisition. Vantage stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Vantage Energy Services, Inc., 777 Post Oak Blvd., Suite 610, Houston, Texas 77056.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued March 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE ENERGY SERVICES, INC.

Date: March 31, 2008	By:	/s/ Paul A. Bragg
Paul A. Bragg
Chairman and Chief Executive Officer